UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The consolidated balance sheets as of December 31, 2006 and 2005 and the related consolidated statements of income, stockholders’ equity, comprehensive income and cash flows for each of the years in the three-year period ended December 31, 2006 of VeriSign, Inc. (the “Company”) and its subsidiaries are attached as an exhibit to this Current Report on Form 8-K (the “Financial Statements”). The Financial Statements have been amended since the Company filed its Annual Report on Form 10-K on July 12, 2007 to reflect the reclassification of discontinued operations that occurred during the first quarter of fiscal 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated balance sheets as of December 31, 2006 and 2005 and the related consolidated statements of income, stockholders’ equity, comprehensive income and cash flows for each of the years in the three-year period ended December 31, 2006 of VeriSign, Inc. and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: November 2, 2007	By:	/s/ Albert E. Clement
Albert E. Clement
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated balance sheets as of December 31, 2006 and 2005 and the related consolidated statements of income, stockholders’ equity, comprehensive income and cash flows for each of the years in the three-year period ended December 31, 2006 of VeriSign, Inc. and its subsidiaries.